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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Amendment No. 2 of Form S-2 of CompuDyne Corporation, of our report dated August 24, 2001 relating to the financial statements of Tiburon, Inc, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
December 29, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS